Exhibit 4(a)14

AGREEMENT

THIS AGREEMENT (this “Agreement”) is made as of November 6, 2003 (the “Effective Date”), by and among ViryaNet Ltd., a company organized under the laws of the State of Israel (the “Company”) and FBR Infinity II Ventures, L.P., FBR Infinity II Ventures (Israel), L.P. and FBR Infinity II Ventures (Erisa), L.P. (each, a “New Purchaser”, and collectively, the “New Purchasers”)

W I T N E S S E T H:

WHEREAS,	The Company has entered as of October 30, 2003, into a Share Purchase Agreement (the “SPA”), in the form attached as Exhibit A hereto, with a group of purchasers (the “Previous Purchasers”), under which the Company has raised an amount of $1,762,000; and

WHEREAS,	The Company and the Previous Purchasers had also entered, as of the date of the SPA, into a Registration Rights Agreement (the “RRA”) and a Lock-Up Agreement (the “LUA”), in the form attached as Exhibit B and Exhibit C hereto, respectively; and

WHEREAS,	The Company wishes to raise, subject to the approval of its shareholders, an additional amount of up to $2,238,000, for similar terms as those set forth in the SPA, and the New Purchasers wish to participate in such investment, all as set forth below.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

1.	Definitions. Capitalized terms used herein but otherwise not defined herein shall have the meanings ascribed to such terms in the SPA, the RRA or the LUA, as applicable.

2.	Issuance and Purchase of Ordinary Shares. Subject to the terms and conditions hereof, and the closing conditions set forth in Section 3 below, the Company shall, as of the Closing, issue and allot to the New Purchasers an aggregate of 123,885 Ordinary Shares of the Company (the “New Purchased Shares”), for a purchase price per Ordinary Share of $4.036 (the “New Investment”), in accordance with the table attached as Exhibit D setting forth the respective Purchase Price and number of New Purchased Shares per each of the New Purchasers. At the Closing hereof, the Company shall issue to each New Purchaser warrants (the “Warrants”) in the form attached as Exhibit E hereof, to purchase up to 18,910 Ordinary Shares for an exercise price of $6.61 per Ordinary Share, with an aggregate purchase price of $125,000.

3.

Closing. The transactions set forth in Section 2 above shall be subject to the closing conditions set forth in the SPA, provided that the Closing hereunder shall be also subject to the approval of the shareholders of the Company, and that neither the Company nor the New Purchasers shall be obligated to close this New Investment in the absence of such shareholders’ approval. The Closing shall occur as soon as instructed by the Company subject to the satisfaction of the above closing conditions and by signing this

Agreement both the Company and the New Purchasers commit to complete the New Investment subject to such closing conditions. The parties agree that if the closing conditions are not met within 60 days from the Effective Date, the parties’ obligations with respect to the New Investment hereunder shall terminate and be of no further force and effect.

4.	Incorporation by reference of the terms of the SPA. The parties agree to the incorporation by reference of the terms of the SPA to the New Investment hereunder, and such terms and conditions shall apply, mutatis mutandis (and with the changes set forth in this Agreement), to the New Investment under this Agreement. For the purpose hereof, including for the purpose of any representations and warranties, the New Purchasers shall be deemed to be “Purchasers” under the SPA and shall have all rights and obligations as if the New Purchased Shares were purchased under the SPA. The Company hereby represents to the New Purchasers, in addition to the representations made by the Company in the SPA, that the delivery and performance of this Agreement and the delivery and performance of the SPA, subject to the closing conditions hereof, will not violate or constitute a default under the Nasdaq Marketplace Rules and in particular the issuance of the Ordinary Shares and Warrants (and the Ordinary Shares issueable upon exercise of the Warrants) to the Purchasers (as defined in the SPA), the New Purchasers and such additional purchasers as may purchase warrants and shares on substantially the same terms as set forth herein, will not violate or constitute a default under those rules relating to the issuance of more than 20% of a company’s pre-closing outstanding share capital. In addition, and notwithstanding Section 2.2.4 of the SPA, the New Purchasers may transfer the amount of the New Investment to the following bank account of the Company: Bank Hapoalim, Branch 690, King George St. Jerusalem, Israel, Account #: 51143, Swift Code: POALILITJLM.

5.	Incorporation by reference of the terms of the RRA. The parties agree to the incorporation by reference of the terms of the RRA to the New Investment, and that the New Purchasers shall have equal rights and obligations as the Shareholders under the RRA. Thus, the New Purchased Shares purchased by the New Purchasers hereunder shall be deemed to be “Registrable Securities” under the RRA and the Purchasers shall be deemed to be “Shareholders” for the purpose of the RRA. For the avoidance of doubts it is hereby clarified that: (i) the Ordinary Shares which may be issued upon exercise of the Warrants shall be deemed to be “Registrable Securities” under Section 1.7 of the RRA, and (ii) that the rights provided under Section 3 of the RRA will be granted to both “Holders” and “Shareholders” under the RRA.

6.	Incorporation by reference of the terms of the LUA. The Purchasers agree to the incorporation by reference of the terms of the LUA with respect to the New Purchased Shares under this Agreement. Thus, each New Purchaser agrees to be bound by the lock up obligations set forth in the LUA (which would commence from the Closing under this Agreement).

7.	Miscellaneous. The general terms of the SPA, RRA and the LUA, as applicable, shall also apply to the New Investment hereunder. The New Purchasers’ address shall be as set forth in Exhibit F hereto.

2

IN WITNESS WHEREOF the parties hereto have signed this Agreement as of the date first set forth above.

VIRYANET LIMITED	FBR Infinity II Ventures, L.P. (by the general partner of its general partner, FBR Infinity II Partners Ltd.)

By:	By:

FBR Infinity II Ventures (Israel), L.P. (by the general partner of its general partner, FBR Infinity II Partners Ltd.)	FBR Infinity II Ventures (Erisa), L.P. (by the general partner of its general partner, FBR Infinity II Partners Ltd.)

3

Exhibit A

Share Purchase Agreement

4

Exhibit B

Registration Rights Agreement

5

Exhibit C

Lock Up Agreement

6

Exhibit D

New Purchaser	Number of New Purchased Share	New Purchaser’s Purchase Price
FBR Infinity II Ventures (Israel), L.P.	53,708	$216,765
FBR Infinity II Ventures, (Erisa), L.P.	19,665	$79,370
FBR Infinity II Ventures, L.P.	50,512	$203,865

7

Exhibit E

Warrants

8

Exhibit F

Addresses

9

AGREEMENT

THIS AGREEMENT (this “Agreement”) is made as of November 6, 2003 (the “Effective Date”), by and among ViryaNet Ltd., a company organized under the laws of the State of Israel (the “Company”) and Vertex Israel II Funds, by their general partner Vertex Israel II Management Ltd. (each, a “New Purchaser”, and collectively, the “New Purchasers”)

W I T N E S S E T H:

WHEREAS,	The Company has entered as of October 30, 2003, into a Share Purchase Agreement (the “SPA”), in the form attached as Exhibit A hereto, with a group of purchasers (the “Previous Purchasers”), under which the Company has raised an amount of $1,762,000; and

WHEREAS,	The Company and the Previous Purchasers had also entered, as of the date of the SPA, into a Registration Rights Agreement (the “RRA”) and a Lock-Up Agreement (the “LUA”), in the form attached as Exhibit B and Exhibit C hereto, respectively; and

WHEREAS,	The Company wishes to raise, subject to the approval of its shareholders, an additional amount of up to $2,238,000, for similar terms as those set forth in the SPA, and the New Purchasers wish to participate in such investment, all as set forth below.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

1.	Definitions. Capitalized terms used herein but otherwise not defined herein shall have the meanings ascribed to such terms in the SPA, the RRA or the LUA, as applicable.

2.	Issuance and Purchase of Ordinary Shares. Subject to the terms and conditions hereof, and the closing conditions set forth in Section 3 below, the Company shall, as of the Closing, issue and allot to the New Purchasers an aggregate of 368,682 Ordinary Shares of the Company (the “New Purchased Shares”), for a purchase price per Ordinary Share of $4.036 and an aggregate purchase price of $1,488,000 (the “New Investment”), in accordance with the table attached as Exhibit D setting forth the respective Purchase Price and number of New Purchased Shares per each of the New Purchasers. At the Closing hereof, the Company shall issue to each New Purchaser warrants (the “Warrants”) in the form attached as Exhibit E hereof, to purchase up to 56,278 Ordinary Shares for an exercise price of $6.61 per Ordinary Share, with an aggregate purchase price of $372,000.

3.

Closing. The transactions set forth in Section 2 above shall be subject to the closing conditions set forth in the SPA, provided that the Closing hereunder shall be also subject to the approval of the shareholders of the Company, and that neither the Company nor the New Purchasers shall be obligated to close this New Investment in the absence of such shareholders’ approval. The Closing shall occur as soon as instructed by the Company subject to the satisfaction of the above closing conditions and by signing this

Agreement both the Company and the New Purchasers commit to complete the New Investment subject to such closing conditions. The parties agree that if the closing conditions are not met within 60 days from the Effective Date, the parties’ obligations with respect to the New Investment hereunder shall terminate and be of no further force and effect.

4.	Incorporation by reference of the terms of the SPA. The parties agree to the incorporation by reference of the terms of the SPA to the New Investment hereunder, and such terms and conditions shall apply, mutatis mutandis (and with the changes set forth in this Agreement), to the New Investment under this Agreement. For the purpose hereof, including for the purpose of any representations and warranties, the New Purchasers shall be deemed to be “Purchasers” under the SPA and shall have all rights and obligations as if the New Purchased Shares were purchased under the SPA. The Company hereby represents to the New Purchasers, in addition to the representations made by the Company in the SPA, that the delivery and performance of this Agreement and the delivery and performance of the SPA, subject to the closing conditions hereof, will not violate or constitute a default under the Nasdaq Marketplace Rules and in particular the issuance of the Ordinary Shares and Warrants (and the Ordinary Shares issueable upon exercise of the Warrants) to the Purchasers (as defined in the SPA), the New Purchasers and such additional purchasers as may purchase warrants and shares on substantially the same terms as set forth herein, will not violate or constitute a default under those rules relating to the issuance of more than 20% of a company’s pre-closing outstanding share capital. In addition, and notwithstanding Section 2.2.4 of the SPA, the New Purchasers may transfer the amount of the New Investment to the following bank account of the Company: Bank Hapoalim, Branch 690, King George St. Jerusalem, Israel, Account #: 51143, Swift Code: POALILITJLM.

5.	Incorporation by reference of the terms of the RRA. The parties agree to the incorporation by reference of the terms of the RRA to the New Investment, and that the New Purchasers shall have equal rights and obligations as the Shareholders under the RRA. Thus, the New Purchased Shares purchased by the New Purchasers hereunder shall be deemed to be “Registrable Securities” under the RRA and the Purchasers shall be deemed to be “Shareholders” for the purpose of the RRA. For the avoidance of doubts it is hereby clarified that: (i) the Ordinary Shares which may be issued upon exercise of the Warrants shall be deemed to be “Registrable Securities” under Section 1.7 of the RRA, and (ii) that the rights provided under Section 3 of the RRA will be granted to both “Holders” and “Shareholders” under the RRA.

6.	Incorporation by reference of the terms of the LUA. The Purchasers agree to the incorporation by reference of the terms of the LUA with respect to the New Purchased Shares under this Agreement. Thus, each New Purchaser agrees to be bound by the lock up obligations set forth in the LUA (which would commence from the Closing under this Agreement).

7.	Miscellaneous. The general terms of the SPA, RRA and the LUA, as applicable, shall also apply to the New Investment hereunder. The New Purchasers’ address shall be as set forth in Exhibit F hereto.

IN WITNESS WHEREOF the parties hereto have signed this Agreement as of the date first set forth above.

ViryaNet Limited	Vertex Israel II (A) Fund L.P.	Vertex Israel II (B) Fund L.P.
By: ___________	(by their General Partner Vertex Israel II Management Limited): _______________	(by their General Partner Vertex Israel II Management Limited): _______________

Vertex Israel II (C.I.) Fund L.P.	Vertex Israel II Discount Fund L.P.	Vertex Israel II (C.I.) Executive Fund L.P.
(by their General Partner Vertex Israel II Management Limited): _______________	(by their General Partner Vertex Israel II Management Limited): _______________	(by their General Partner Vertex Israel II Management Limited): _______________

Exhibit A

Share Purchase Agreement

Exhibit B

Registration Rights Agreement

Exhibit C

Lock Up Agreement

Exhibit D

Entity	Number of Ordinary Shares purchased	Amount Invested
Vertex Israel II (A) Fund L.P.	49,330	US$	199,094
Vertex Israel II (C.I.) Fund L.P.	273,451	US$	1,103,650
Vertex Israel II (B) Fund L.P.	7,558	US$	30,504
Vertex Israel II Discount Fund L.P.	34,914	US$	140,914
Vertex Israel II (CI) Executive Fund L.P.	3,429	US$	13,838

Exhibit E

Warrants

Exhibit F

Addresses

AGREEMENT

THIS AGREEMENT (this “Agreement”) is made as of November 6, 2003 (the “Effective Date”), by and among ViryaNet Ltd., a company organized under the laws of the State of Israel (the “Company”) and Oded Unger, Adv. (the “New Purchaser”)

W I T N E S S E T H:

WHEREAS,	The Company has entered as of October 30, 2003, into a Share Purchase Agreement (the “SPA”), in the form attached as Exhibit A hereto, with a group of purchasers (the “Previous Purchasers”), under which the Company has raised an amount of $1,762,000; and

WHEREAS,	The Company and the Previous Purchasers had also entered, as of the date of the SPA, into a Registration Rights Agreement (the “RRA”) and a Lock-Up Agreement (the “LUA”), in the form attached as Exhibit B and Exhibit C hereto, respectively; and

WHEREAS,	The Company wishes to raise, subject to the approval of its shareholders, an additional amount of up to $2,238,000, for similar terms as those set forth in the SPA, and the New Purchaser wishes to participate in such investment, all as set forth below.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

1.	Definitions. Capitalized terms used herein but otherwise not defined herein shall have the meanings ascribed to such terms in the SPA, the RRA or the LUA, as applicable.

2.	Issuance and Purchase of Ordinary Shares. Subject to the terms and conditions hereof, and the closing conditions set forth in Section 3 below, the Company shall, as of the Closing, issue and allot to the New Purchaser an aggregate of 24,777 Ordinary Shares of the Company (the “New Purchased Shares”), for a purchase price per Ordinary Share of $4.036 (the “New Investment”). At the Closing hereof, the Company shall issue to the New Purchaser warrants (the “Warrants”) in the form attached as Exhibit D hereof, to purchase up to 3,782 Ordinary Shares for an exercise price of $6.61 per Ordinary Share, with an aggregate purchase price of $25,000.

3.

Closing. The transactions set forth in Section 2 above shall be subject to the closing conditions set forth in the SPA, provided that the Closing hereunder shall be also subject to the approval of the shareholders of the Company, and that neither the Company nor the New Purchaser shall be obligated to close this New Investment in the absence of such shareholders’ approval. The Closing shall occur as soon as instructed by the Company subject to the satisfaction of the above closing conditions and by signing this Agreement both the Company and the New Purchaser commit to complete the New Investment subject to such closing conditions. The parties agree that if the closing conditions are not met within 60 days from the Effective Date, the parties’ obligations with respect to the New Investment hereunder shall terminate and be of no further force and effect.

4.	Incorporation by reference of the terms of the SPA. The parties agree to the incorporation by reference of the terms of the SPA to the New Investment hereunder, and such terms and conditions shall apply, mutatis mutandis (and with the changes set forth in this Agreement), to the New Investment under this Agreement. For the purpose hereof, including for the purpose of any representations and warranties, the New Purchaser shall be deemed to be “Purchaser” under the SPA and shall have all rights and obligations as if the New Purchased Shares were purchased under the SPA. The Company hereby represents to the New Purchaser, in addition to the representations made by the Company in the SPA, that the delivery and performance of this Agreement and the delivery and performance of the SPA, subject to the closing conditions hereof, will not violate or constitute a default under the Nasdaq Marketplace Rules and in particular the issuance of the Ordinary Shares and Warrants (and the Ordinary Shares issueable upon exercise of the Warrants) to the Purchasers (as defined in the SPA), the New Purchaser and such additional purchasers as may purchase warrants and shares on substantially the same terms as set forth herein, will not violate or constitute a default under those rules relating to the issuance of more than 20% of a company’s pre-closing outstanding share capital. In addition, and notwithstanding Section 2.2.4 of the SPA, the New Purchaser may transfer the amount of the New Investment to the following bank account of the Company: Bank Hapoalim, Branch 690, King George St. Jerusalem, Israel, Account #: 51143, Swift Code: POALILITJLM.

5.	Incorporation by reference of the terms of the RRA. The parties agree to the incorporation by reference of the terms of the RRA to the New Investment, and that the New Purchaser shall have equal rights and obligations as the Shareholders under the RRA. Thus, the New Purchased Shares purchased by the New Purchaser hereunder shall be deemed to be “Registrable Securities” under the RRA and the Purchasers shall be deemed to be “Shareholders” for the purpose of the RRA. For the avoidance of doubts it is hereby clarified that: (i) the Ordinary Shares which may be issued upon exercise of the Warrants shall be deemed to be “Registrable Securities” under Section 1.7 of the RRA, and (ii) that the rights provided under Section 3 of the RRA will be granted to both “Holders” and “Shareholders” under the RRA.

6.	Incorporation by reference of the terms of the LUA. The New Purchaser agrees to the incorporation by reference of the terms of the LUA with respect to the New Purchased Shares under this Agreement. Thus, the New Purchaser agrees to be bound by the lock up obligations set forth in the LUA (which would commence from the Closing under this Agreement).

7.	Miscellaneous. The general terms of the SPA, RRA and the LUA, as applicable, shall also apply to the New Investment hereunder. The New Purchaser’s address shall be as set forth in Exhibit F hereto.

2

IN WITNESS WHEREOF the parties hereto have signed this Agreement as of the date first set forth above.

VIRYANET LIMITED	Oded Unger, Adv.

By:

3

Exhibit A

Share Purchase Agreement

4

Exhibit B

Registration Rights Agreement

5

Exhibit C

Lock Up Agreement

6

Exhibit D

Warrants

7

Exhibit E

Addresses

8

AGREEMENT

THIS AGREEMENT (this “Agreement”) is made as of November 6, 2003 (the “Effective Date”), by and among ViryaNet Ltd., a company organized under the laws of the State of Israel (the “Company”) and Avraham Ben Natan (the “New Purchaser”)

W I T N E S S E T H:

WHEREAS,	The Company has entered as of October 30, 2003, into a Share Purchase Agreement (the “SPA”), in the form attached as Exhibit A hereto, with a group of purchasers (the “Previous Purchasers”), under which the Company has raised an amount of $1,762,000; and

WHEREAS,	The Company and the Previous Purchasers had also entered, as of the date of the SPA, into a Registration Rights Agreement (the “RRA”) and a Lock-Up Agreement (the “LUA”), in the form attached as Exhibit B and Exhibit C hereto, respectively; and

WHEREAS,	The Company wishes to raise, subject to the approval of its shareholders, an additional amount of up to $2,238,000, for similar terms as those set forth in the SPA, and the New Purchaser wishes to participate in such investment, all as set forth below.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

1.	Definitions. Capitalized terms used herein but otherwise not defined herein shall have the meanings ascribed to such terms in the SPA, the RRA or the LUA, as applicable.

2.	Issuance and Purchase of Ordinary Shares. Subject to the terms and conditions hereof, and the closing conditions set forth in Section 3 below, the Company shall, as of the Closing, issue and allot to the New Purchaser an aggregate of 6,194 Ordinary Shares of the Company (the “New Purchased Shares”), for a purchase price per Ordinary Share of $4.036 (the “New Investment”). At the Closing hereof, the Company shall issue to the New Purchaser warrants (the “Warrants”) in the form attached as Exhibit D hereof, to purchase up to 946 Ordinary Shares for an exercise price of $6.61 per Ordinary Share, with an aggregate purchase price of $6,250.

3.

Closing. The transactions set forth in Section 2 above shall be subject to the closing conditions set forth in the SPA, provided that the Closing hereunder shall be also subject to the approval of the shareholders of the Company, and that neither the Company nor the New Purchaser shall be obligated to close this New Investment in the absence of such shareholders’ approval. The Closing shall occur as soon as instructed by the Company subject to the satisfaction of the above closing conditions and by signing this Agreement both the Company and the New Purchaser commit to complete the New Investment subject to such closing conditions. The parties agree that if the closing conditions are not met within 60 days from the Effective Date, the parties’ obligations with respect to the New Investment hereunder shall terminate and be of no further force and effect.

4.	Incorporation by reference of the terms of the SPA. The parties agree to the incorporation by reference of the terms of the SPA to the New Investment hereunder, and such terms and conditions shall apply, mutatis mutandis (and with the changes set forth in this Agreement), to the New Investment under this Agreement. For the purpose hereof, including for the purpose of any representations and warranties, the New Purchaser shall be deemed to be “Purchaser” under the SPA and shall have all rights and obligations as if the New Purchased Shares were purchased under the SPA. The Company hereby represents to the New Purchaser, in addition to the representations made by the Company in the SPA, that the delivery and performance of this Agreement and the delivery and performance of the SPA, subject to the closing conditions hereof, will not violate or constitute a default under the Nasdaq Marketplace Rules and in particular the issuance of the Ordinary Shares and Warrants (and the Ordinary Shares issueable upon exercise of the Warrants) to the Purchasers (as defined in the SPA), the New Purchaser and such additional purchasers as may purchase warrants and shares on substantially the same terms as set forth herein, will not violate or constitute a default under those rules relating to the issuance of more than 20% of a company’s pre-closing outstanding share capital. In addition, and notwithstanding Section 2.2.4 of the SPA, the New Purchaser may transfer the amount of the New Investment to the following bank account of the Company: Bank Hapoalim, Branch 690, King George St. Jerusalem, Israel, Account #: 51143, Swift Code: POALILITJLM.

5.	Incorporation by reference of the terms of the RRA. The parties agree to the incorporation by reference of the terms of the RRA to the New Investment, and that the New Purchaser shall have equal rights and obligations as the Shareholders under the RRA. Thus, the New Purchased Shares purchased by the New Purchaser hereunder shall be deemed to be “Registrable Securities” under the RRA and the Purchasers shall be deemed to be “Shareholders” for the purpose of the RRA. For the avoidance of doubts it is hereby clarified that: (i) the Ordinary Shares which may be issued upon exercise of the Warrants shall be deemed to be “Registrable Securities” under Section 1.7 of the RRA, and (ii) that the rights provided under Section 3 of the RRA will be granted to both “Holders” and “Shareholders” under the RRA.

6.	Incorporation by reference of the terms of the LUA. The New Purchaser agrees to the incorporation by reference of the terms of the LUA with respect to the New Purchased Shares under this Agreement. Thus, the New Purchaser agrees to be bound by the lock up obligations set forth in the LUA (which would commence from the Closing under this Agreement).

7.	Miscellaneous. The general terms of the SPA, RRA and the LUA, as applicable, shall also apply to the New Investment hereunder. The New Purchaser’s address shall be as set forth in Exhibit F hereto.

2

IN WITNESS WHEREOF the parties hereto have signed this Agreement as of the date first set forth above.

VIRYANET LIMITED	AVRAHAM BEN NATAN

By:

3

Exhibit A

Share Purchase Agreement

4

Exhibit B

Registration Rights Agreement

5

Exhibit C

Lock Up Agreement

6

Exhibit D

Warrants

7

Exhibit E

Addresses

8

AGREEMENT

THIS AGREEMENT (this “Agreement”) is made as of November 6, 2003 (the “Effective Date”), by and among ViryaNet Ltd., a company organized under the laws of the State of Israel (the “Company”) and Simcha Sharon (the “New Purchaser”)

W I T N E S S E T H:

WHEREAS,	The Company has entered as of October 30, 2003, into a Share Purchase Agreement (the “SPA”), in the form attached as Exhibit A hereto, with a group of purchasers (the “Previous Purchasers”), under which the Company has raised an amount of $1,762,000; and

WHEREAS,	The Company and the Previous Purchasers had also entered, as of the date of the SPA, into a Registration Rights Agreement (the “RRA”) and a Lock-Up Agreement (the “LUA”), in the form attached as Exhibit B and Exhibit C hereto, respectively; and

WHEREAS,	The Company wishes to raise, subject to the approval of its shareholders, an additional amount of up to $2,238,000, for similar terms as those set forth in the SPA, and the New Purchaser wishes to participate in such investment, all as set forth below.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

1.	Definitions. Capitalized terms used herein but otherwise not defined herein shall have the meanings ascribed to such terms in the SPA, the RRA or the LUA, as applicable.

2.	Issuance and Purchase of Ordinary Shares. Subject to the terms and conditions hereof, and the closing conditions set forth in Section 3 below, the Company shall, as of the Closing, issue and allot to the New Purchaser an aggregate of 12,388 Ordinary Shares of the Company (the “New Purchased Shares”), for a purchase price per Ordinary Share of $4.036 (the “New Investment”). At the Closing hereof, the Company shall issue to the New Purchaser warrants (the “Warrants”) in the form attached as Exhibit D hereof, to purchase up to 1,891 Ordinary Shares for an exercise price of $6.61 per Ordinary Share, with an aggregate purchase price of $12,500.

3.

Closing. The transactions set forth in Section 2 above shall be subject to the closing conditions set forth in the SPA, provided that the Closing hereunder shall be also subject to the approval of the shareholders of the Company, and that neither the Company nor the New Purchaser shall be obligated to close this New Investment in the absence of such shareholders’ approval. The Closing shall occur as soon as instructed by the Company subject to the satisfaction of the above closing conditions and by signing this Agreement both the Company and the New Purchaser commit to complete the New Investment subject to such closing conditions. The parties agree that if the closing conditions are not met within 60 days from the Effective Date, the parties’ obligations with respect to the New Investment hereunder shall terminate and be of no further force and effect.

4.	Incorporation by reference of the terms of the SPA. The parties agree to the incorporation by reference of the terms of the SPA to the New Investment hereunder, and such terms and conditions shall apply, mutatis mutandis (and with the changes set forth in this Agreement), to the New Investment under this Agreement. For the purpose hereof, including for the purpose of any representations and warranties, the New Purchaser shall be deemed to be “Purchaser” under the SPA and shall have all rights and obligations as if the New Purchased Shares were purchased under the SPA. The Company hereby represents to the New Purchaser, in addition to the representations made by the Company in the SPA, that the delivery and performance of this Agreement and the delivery and performance of the SPA, subject to the closing conditions hereof, will not violate or constitute a default under the Nasdaq Marketplace Rules and in particular the issuance of the Ordinary Shares and Warrants (and the Ordinary Shares issueable upon exercise of the Warrants) to the Purchasers (as defined in the SPA), the New Purchaser and such additional purchasers as may purchase warrants and shares on substantially the same terms as set forth herein, will not violate or constitute a default under those rules relating to the issuance of more than 20% of a company’s pre-closing outstanding share capital. In addition, and notwithstanding Section 2.2.4 of the SPA, the New Purchaser may transfer the amount of the New Investment to the following bank account of the Company: Bank Hapoalim, Branch 690, King George St. Jerusalem, Israel, Account #: 51143, Swift Code: POALILITJLM.

5.	Incorporation by reference of the terms of the RRA. The parties agree to the incorporation by reference of the terms of the RRA to the New Investment, and that the New Purchaser shall have equal rights and obligations as the Shareholders under the RRA. Thus, the New Purchased Shares purchased by the New Purchaser hereunder shall be deemed to be “Registrable Securities” under the RRA and the Purchasers shall be deemed to be “Shareholders” for the purpose of the RRA. For the avoidance of doubts it is hereby clarified that: (i) the Ordinary Shares which may be issued upon exercise of the Warrants shall be deemed to be “Registrable Securities” under Section 1.7 of the RRA, and (ii) that the rights provided under Section 3 of the RRA will be granted to both “Holders” and “Shareholders” under the RRA.

6.	Incorporation by reference of the terms of the LUA. The New Purchaser agrees to the incorporation by reference of the terms of the LUA with respect to the New Purchased Shares under this Agreement. Thus, the New Purchaser agrees to be bound by the lock up obligations set forth in the LUA (which would commence from the Closing under this Agreement).

7.	Miscellaneous. The general terms of the SPA, RRA and the LUA, as applicable, shall also apply to the New Investment hereunder. The New Purchaser’s address shall be as set forth in Exhibit F hereto.

2

IN WITNESS WHEREOF the parties hereto have signed this Agreement as of the date first set forth above.

VIRYANET LIMITED	SIMCHA SHARON

By:

3

Exhibit A

Share Purchase Agreement

4

Exhibit B

Registration Rights Agreement

5

Exhibit C

Lock Up Agreement

6

Exhibit D

Warrants

7

Exhibit E

Addresses

8

AGREEMENT

THIS AGREEMENT (this “Agreement”) is made as of November 6, 2003 (the “Effective Date”), by and among ViryaNet Ltd., a company organized under the laws of the State of Israel (the “Company”) and the purchasers identified in Exhibit D hereto (each, a “New Purchaser”, and collectively, the “New Purchasers”)

W I T N E S S E T H:

WHEREAS,	The Company has entered as of October 30, 2003, into a Share Purchase Agreement (the “SPA”), in the form attached as Exhibit A hereto, with a group of purchasers (the “Previous Purchasers”), under which the Company has raised an amount of $1,762,000; and

WHEREAS,	The Company and the Previous Purchasers had also entered, as of the date of the SPA, into a Registration Rights Agreement (the “RRA”) and a Lock-Up Agreement (the “LUA”), in the form attached as Exhibit B and Exhibit C hereto, respectively; and

WHEREAS,	The Company wishes to raise, subject to the approval of its shareholders, an additional amount of up to $2,238,000, for similar terms as those set forth in the SPA, and the New Purchasers wish to participate in such investment, all as set forth below.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

1.	Definitions. Capitalized terms used herein but otherwise not defined herein shall have the meanings ascribed to such terms in the SPA, the RRA or the LUA, as applicable.

2.	Issuance and Purchase of Ordinary Shares. Subject to the terms and conditions hereof, and the closing conditions set forth in Section 3 below, the Company shall, as of the Closing, issue and allot to the New Purchasers an aggregate of 18,584 Ordinary Shares of the Company (the “New Purchased Shares”), for a purchase price per Ordinary Share of $4.036 and an aggregate purchase price of $75,000 (the “New Investment”), in accordance with the table attached as Exhibit D setting forth the respective Purchase Price and number of New Purchased Shares per each of the New Purchasers. At the Closing hereof, the Company shall issue to each New Purchaser warrants (the “Warrants”) in the form attached as Exhibit E hereof, to purchase up to 2,840 Ordinary Shares for an exercise price of $6.61 per Ordinary Share, with an aggregate purchase price of $18,750.

3.

Closing. The transactions set forth in Section 2 above shall be subject to the closing conditions set forth in the SPA, provided that the Closing hereunder shall be also subject to the approval of the shareholders of the Company, and that neither the Company nor the New Purchasers shall be obligated to close this New Investment in the absence of such shareholders’ approval. The Closing shall occur as soon as instructed by the Company subject to the satisfaction of the above closing conditions and by signing this

Agreement both the Company and the New Purchasers commit to complete the New Investment subject to such closing conditions. The parties agree that if the closing conditions are not met within 60 days from the Effective Date, the parties’ obligations with respect to the New Investment hereunder shall terminate and be of no further force and effect.

4.	Incorporation by reference of the terms of the SPA. The parties agree to the incorporation by reference of the terms of the SPA to the New Investment hereunder, and such terms and conditions shall apply, mutatis mutandis (and with the changes set forth in this Agreement), to the New Investment under this Agreement. For the purpose hereof, including for the purpose of any representations and warranties, the New Purchasers shall be deemed to be “Purchasers” under the SPA and shall have all rights and obligations as if the New Purchased Shares were purchased under the SPA. The Company hereby represents to the New Purchasers, in addition to the representations made by the Company in the SPA, that the delivery and performance of this Agreement and the delivery and performance of the SPA, subject to the closing conditions hereof, will not violate or constitute a default under the Nasdaq Marketplace Rules and in particular the issuance of the Ordinary Shares and Warrants (and the Ordinary Shares issueable upon exercise of the Warrants) to the Purchasers (as defined in the SPA), the New Purchasers and such additional purchasers as may purchase warrants and shares on substantially the same terms as set forth herein, will not violate or constitute a default under those rules relating to the issuance of more than 20% of a company’s pre-closing outstanding share capital. In addition, and notwithstanding Section 2.2.4 of the SPA, the New Purchasers may transfer the amount of the New Investment to the following bank account of the Company: Bank Hapoalim, Branch 690, King George St. Jerusalem, Israel, Account #: 51143, Swift Code: POALILITJLM.

5.	Incorporation by reference of the terms of the RRA. The parties agree to the incorporation by reference of the terms of the RRA to the New Investment, and that the New Purchasers shall have equal rights and obligations as the Shareholders under the RRA. Thus, the New Purchased Shares purchased by the New Purchasers hereunder shall be deemed to be “Registrable Securities” under the RRA and the Purchasers shall be deemed to be “Shareholders” for the purpose of the RRA. For the avoidance of doubts it is hereby clarified that: (i) the Ordinary Shares which may be issued upon exercise of the Warrants shall be deemed to be “Registrable Securities” under Section 1.7 of the RRA, and (ii) that the rights provided under Section 3 of the RRA will be granted to both “Holders” and “Shareholders” under the RRA.

6.	Incorporation by reference of the terms of the LUA. The Purchasers agree to the incorporation by reference of the terms of the LUA with respect to the New Purchased Shares under this Agreement. Thus, each New Purchaser agrees to be bound by the lock up obligations set forth in the LUA (which would commence from the Closing under this Agreement).

7.	Miscellaneous. The general terms of the SPA, RRA and the LUA, as applicable, shall also apply to the New Investment hereunder. The New Purchasers’ address shall be as set forth in Exhibit F hereto.

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IN WITNESS WHEREOF the parties hereto have signed this Agreement as of the date first set forth above.

ViryaNet Limited	Dan Geva	Maya Liquornik

By:

Israel Leshem	Dov Gal

3

Exhibit A

Share Purchase Agreement

4

Exhibit B

Registration Rights Agreement

5

Exhibit C

Lock Up Agreement

6

Exhibit D

Name	Number of Ordinary Shares purchased	Amount Invested
Dan Geva	4,646	US$	18,750
Maya Liquornik	4,646	US$	18,750
Israel Leshem	4,646	US$	18,750
Dov Gal	4,646	US$	18,750

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Exhibit E

Warrants

8

Exhibit F

Addresses

16 Abba Hillel Silver Rd., Ramat Gan, Israel 52506

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